ADAMS
NATURAL RESOURCES
FUND

FIRST QUARTER REPORT
MARCH 31, 2021
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Letter to Shareholders

Dear Fellow Shareholders,
Every new year brings with it the opportunity for a fresh start, resolutions for change, and hope for the future. No year in recent history has held greater expectations than 2021. We all hope to put the pandemic behind us and get back to normal.
The year began with a new President in the White House and multiple vaccines already starting to be distributed. As the quarter progressed, we made significant strides towards vaccinating the most vulnerable. While we are moving closer to a return to normalcy as the availability of vaccines continues to grow, new COVID-19 variants threaten to slow progress.
Energy was the best performing sector in the S&P 500 as oil prices rebounded.

The economy continued to show signs of recovering as employers added more jobs in the first quarter and the unemployment rate declined to 6.0%. In February, consumer sentiment rose to its highest level since March 2020, when the COVID-19 shutdowns were just beginning. Over the past year, household savings have grown significantly and should begin to flow through the economy as it reopens.
The passage of a $1.9 trillion stimulus package and a commitment of continued support from the Federal Reserve helped drive the stock market higher in the first quarter. The S&P 500 ended the quarter up 6.2%. Improved growth prospects pushed yields on 10-year Treasury notes higher and raised some concerns that the size of the stimulus could lead to higher inflation.
What a difference a year makes in the energy markets. A year ago the world went into lockdown, devastating demand for energy and causing the price of oil to plunge. Today oil prices are close to pre-pandemic levels, the world is beginning to reopen, and Energy has been the best performing sector in the S&P 500 so far this year. Our Fund rose 24.0% on net asset value for the first quarter of 2021.
WTI oil prices rose 21.9% in the first three months of the year, driven by improving global demand and disciplined supply management by OPEC and its allies. In January, Saudi Arabia agreed to reduce output by one million barrels a day for two months to offset higher production from other countries. In March, powerful winter storms in Texas knocked out power and oil production for several days, causing oil price to rise to $66 a barrel, before ending the quarter at $59.

Letter to Shareholders (continued)

The recent rise in oil prices will test the resolve of U.S. shale companies that have promised to maintain capital discipline. U.S. shale producers have indicated they are in no hurry to increase supply and instead plan to pay down debt and return cash to shareholders. Their commitment to staying disciplined in the face of rising oil prices has been well received by investors as Exploration & Production (E&P) stocks posted the strongest returns in Energy, rising 39.7%.
All industry groups within Energy were up double digits in the quarter. For our Fund, Services was the strongest relative performer, while our investments in Refining slightly lagged our benchmark.
Investments in Services rose 16.3%, compared to a 15.6% return in the benchmark. Projections for 2021 provided by many service companies were ahead of expectations as activity levels for the industry have recently bottomed and are turning up after a protracted downturn. During the quarter, we added to our holding in Schlumberger, the world’s largest diversified service company. Over the last year, the company has undertaken a large restructuring program to cut costs and focus on their strongest businesses. Schlumberger is starting to see the payoff in the form of higher margins and free cash flow, and it should begin to see revenue leverage as it moves through 2021.
Our holdings in Refining rose 25.7%, slightly below the group’s 25.9% return in the benchmark. After reducing output last year due to lower oil prices and weak demand, refiners are feeling the positive effects of the economy reopening. In addition, the storms in Texas knocked out power to some of the largest refineries, which caused oil prices to rise. We see the group as well positioned to benefit from higher oil prices and rising demand, and we added to our holding in Marathon Petroleum.
The Fund’s holdings in Materials also benefited from the trend toward cyclical stocks. Our Materials investments rose 9.7% amid rising demand for raw materials as the economy emerges from lockdown. Our holdings in copper and gold miner Freeport-McMoRan increased 26.5% driven by a nine-year high in the price of copper. Steel Dynamics, a domestic steel producer, rose 38.4% as global supply conditions have improved and increasing demand from critical end-markets, such as construction and automobiles, has driven steel prices to new highs. We believe that DuPont de Nemours, a provider of technology-based materials, should also benefit from a recovery in these markets. We added to our position in the stock during the quarter.
For the three months ended March 31, 2021, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 24.0%. This compares to a total return of 24.3% for the Fund’s benchmark, comprised of the S&P 500 Energy Sector (70% weight) and the S&P 500

Letter to Shareholders (continued)

Materials Sector (30% weight), over the same time period. Effective January 1, 2021, the Fund’s benchmark weightings were changed from S&P 500 Energy Sector (80%) and S&P 500 Materials Sector (20%) to the current weightings. The total return on the market price of the Fund’s shares for the period was 30.3%.
For the twelve months ended March 31, 2021, the Fund’s total return on NAV was 77.1%. Comparable return for the Fund’s benchmark (using weightings as adjusted over the period) was 76.8%. The Fund’s total return on market price was 88.5%.
During the quarter, the Fund paid distributions to shareholders of  $2.4 million, or $.10 per share, consisting of $.03 net investment income and $.03 long-term capital gain realized in 2020, and $.04 net investment income realized in 2021. On April 15, 2021, an additional net investment income distribution of  $.10 per share was declared for payment on June 1, 2021. These constitute the first two payments toward our annual 6% minimum distribution rate commitment. Additionally, the Fund repurchased 37,000 shares of its Common Stock during the past three months. The shares were repurchased at an average price of $12.93 and a weighted average discount to NAV of 15.6%.
Reflecting on the past 12 months of living through a global pandemic, we find ourselves humbled yet hopeful as vaccines have brought light at the end of tunnel. As we anniversary one year working remotely, I want to express my deep gratitude and appreciation to the entire Adams Funds team. In the face of much uncertainty, everyone has worked incredibly hard to adapt to these circumstances and to continue to perform at the high level our shareholders expect. Throughout this time, we are reminded of the importance of focusing on what is within our control. For us, that is maintaining a disciplined investment approach. As always, we thank you for investing with us and do not take your trust for granted.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer
April 15, 2021

Summary Financial Information

(unaudited)
	2021	2020
At March 31:
Net asset value per share	$16.94	$10.16
Market price per share	$14.71	$8.29
Shares outstanding	24,084,802	29,777,752
Total net assets	$408,043,138	$302,548,695
Average net assets	$367,697,599	$449,935,956
Unrealized appreciation on investments	$(29,682,127)	$(204,289,641)

For the three months ended March 31:
Net investment income	$2,588,622	$3,587,863
Net realized gain (loss)	$2,518,140	$(2,023,030)
Cost of shares repurchased	$478,299	$736,071
Shares repurchased	37,000	97,342
Total return (based on market price)	30.3%	-49.2%
Total return (based on net asset value)	24.0%	-45.5%

Key ratios:
Expenses to average net assets*	1.39%	1.33%
Net investment income to average net assets*	2.86%	3.19%
Portfolio turnover*	35.9%	47.8%
Net cash & short-term investments to net assets	0.5%	1.4%

*
Annualized

Ten Largest Equity Portfolio Holdings

March 31, 2021
(unaudited)
	Market Value	Percent of Net Assets
Exxon Mobil Corporation	$73,524,202	18.0%
Chevron Corporation	56,575,178	13.9
ConocoPhillips	26,300,982	6.5
Linde plc	15,631,812	3.8
Schlumberger N.V.	14,859,335	3.6
Marathon Petroleum Corporation	13,981,484	3.4
EOG Resources, Inc.	13,432,556	3.3
Pioneer Natural Resources Company	10,228,008	2.5
Valero Energy Corporation	9,995,360	2.5
Phillips 66	9,790,915	2.4
	$244,319,832	59.9%

Schedule of Investments

March 31, 2021
(unaudited)
	Shares	Value (a)
Common Stocks — 99.5%
Energy — 73.0%
Equipment & Services — 6.3%
Baker Hughes Company	180,600	$3,902,766
Halliburton Company	272,970	5,857,936
National Oilwell Varco, Inc. (b)	69,900	959,028
Schlumberger N.V.	546,500	14,859,335
		25,579,065
Exploration & Production — 20.2%
Apache Corporation	194,500	3,481,550
Cabot Oil & Gas Corporation	112,500	2,112,750
ConocoPhillips	496,526	26,300,982
Devon Energy Corporation	245,900	5,372,915
Diamondback Energy, Inc.	40,500	2,976,345
EOG Resources, Inc.	185,200	13,432,556
Hess Corporation	127,400	9,014,824
Marathon Oil Corporation	212,600	2,270,568
Occidental Petroleum Corporation	254,851	6,784,134
Occidental Petroleum Corporation warrants, strike price $22.00, expires 8/3/27 (b)	43,381	516,668
Pioneer Natural Resources Company	64,400	10,228,008
Whiting Petroleum Corporation (b)	476	16,874
Whiting Petroleum Corporation warrants, strike price $83.45, expires 9/1/25 (b)	1,327	4,021
Whiting Petroleum Corporation warrants, strike price $73.44, expires 9/1/24 (b)	2,654	8,572
		82,520,767
Integrated Oil & Gas — 31.9%
Chevron Corporation	539,891	56,575,178
Exxon Mobil Corporation	1,316,930	73,524,202
		130,099,380
Refining & Marketing — 8.7%
HollyFrontier Corporation	47,900	1,713,862
Marathon Petroleum Corporation	261,385	13,981,484
Phillips 66	120,075	9,790,915
Valero Energy Corporation	139,600	9,995,360
		35,481,621
Storage & Transportation — 5.9%
Kinder Morgan, Inc.	535,500	8,916,075
ONEOK, Inc.	146,900	7,441,954
Williams Companies, Inc.	331,300	7,848,497
		24,206,526

Schedule of Investments (continued)

March 31, 2021
(unaudited)
	Shares	Value (a)
Materials — 26.5%
Chemicals — 16.4%
Air Products and Chemicals, Inc.	29,400	$8,271,396
Albemarle Corporation	9,000	1,314,990
Celanese Corporation	30,000	4,494,300
CF Industries Holdings, Inc.	12,700	576,326
Corteva Inc.	66,245	3,088,342
Dow, Inc.	65,745	4,203,735
DuPont de Nemours, Inc.	90,087	6,961,923
Eastman Chemical Company	8,900	980,068
Ecolab Inc.	26,300	5,630,041
FMC Corporation	10,500	1,161,405
International Flavors & Fragrances Inc.	21,006	2,932,648
Linde plc	55,800	15,631,812
LyondellBasell Industries N.V.	54,400	5,660,320
Mosaic Company	94,601	2,990,338
PPG Industries, Inc.	19,700	2,960,122
		66,857,766
Construction Materials — 3.8%
Martin Marietta Materials, Inc.	4,500	1,511,190
Sherwin-Williams Company	12,100	8,929,921
Vulcan Materials Company	28,800	4,860,000
		15,301,111
Containers & Packaging — 2.2%
Amcor plc	125,100	1,461,168
Avery Dennison Corporation	5,500	1,010,075
Ball Corporation	29,100	2,465,934
International Paper Company	28,200	1,524,774
Packaging Corporation of America	7,600	1,022,048
Sealed Air Corporation	9,400	430,708
WestRock Company	22,200	1,155,510
		9,070,217
Metals & Mining — 4.1%
Freeport-McMoRan, Inc. (b)	222,600	7,330,218
Newmont Corporation	88,900	5,358,003
Nucor Corporation	23,400	1,878,318
Steel Dynamics, Inc.	45,000	2,284,200
		16,850,739

Schedule of Investments (continued)

March 31, 2021
(unaudited)
	Shares	Value (a)
Total Common Stocks
(Cost $435,649,259)		$405,967,192
Short-Term Investments — 0.6%
Money Market Funds — 0.6%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, 0.06% (c)	599,790	599,910
Northern Institutional Treasury Portfolio, 0.01% (c)	1,705,255	1,705,255
Total Short-Term Investments
(Cost $2,305,225)		2,305,165
Total — 100.1%
(Cost $437,954,484)		408,272,357
Other Assets Less Liabilities — (0.1)%		(229,219)
Net Assets — 100.0%		$408,043,138

(a)
Common stocks and warrants are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

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Adams Natural Resources Fund, Inc.

Board of Directors
Enrique R. Arzac(3)(4)	Roger W. Gale(2)(3)	Kathleen T. McGahran(1)(5)
Kenneth J. Dale(1)(2)(4)	Mary Chris Jammet (4)	Craig R. Smith(3)(4)
Frederic A. Escherich(1)(2)(4)	Lauriann C. Kloppenburg(1)(2)(3)	Mark E. Stoeckle (1)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer
James P. Haynie, CFA	President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Janis F. Kerns	General Counsel, Secretary and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Email: investorrelations@adamsfunds.com
Tickers: PEO (NYSE), XPEOX (NASDAQ)
Counsel: Norton Rose Fulbright US LLP
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
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(866) 723-8330
Website: www.astfinancial.com
Email: info@astfinancial.com